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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 10, 1997
                                                          -------------

                       The Pep Boys -- Manny, Moe & Jack
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             (Exact name of registrant as specified in its charter)



       Pennsylvania                  1-3381                    23-0962915
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)             Identification No.)


 3111 Allegheny Ave., Philadelphia, PA                            19132
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(Address of principal executive offices)                       (Zip Code)


       Registrant's Telephone Number, including area code: (215) 229-9000
                                                           --------------

                                      N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

        On July 10, 1997, the Registrant and Credit Suisse First Boston entered into a Distribution Agreement in connection with the sale from time to time of the Registrant's medium-term notes registered under the Registrant's Registration Statement on Form S-3 (Registration No. 333-30295), which was declared effective on July 9, 1997.

Item 7. Financial Statements and Exhibits.

(a)  Financial statement of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

The following document is being filed in connection with, and incorporated by reference into, the Registrant's Registration Statement on Form S-3 (Registration No. 333-30295), which was declared effective on July 9, 1997.


Exhibit No.    Description
-----------    -----------
1              Distribution Agreement, dated as of July 10, 1997, by and between
               The Pep Boys -- Manny, Moe & Jack and Credit Suisse First Boston.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              The Pep Boys -- Manny, Moe & Jack

                              By: /s/ George Babich, Jr.
                                  ---------------------------------
                                      George Babich, Jr.
                                      Vice President and Treasurer



Dated: July 11, 1997




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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
1              Distribution Agreement, dated as of July 10, 1997, by and between
               The Pep Boys -- Manny, Moe & Jack and Credit Suisse First Boston.







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